UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2010 (September 30, 2010)

METAMORPHIX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51294	52-1923417
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4061 Powdermill Road, Suite 320, Beltsville, Maryland, 20705
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(301) 617-9080

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.03 – Bankruptcy or Receivership

On January 28, 2010, certain creditors of MetaMorphix, Inc. (the “Company”) filed an involuntary petition for bankruptcy relief under Chapter 7 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware, docketed as Case No. 10-10273. On September 30, 2010 (the “Order for Relief Date”), with the consent of the Company, the bankruptcy court entered an Order for Bankruptcy Relief and the case was converted to a case under Chapter 11 of the Bankruptcy Code. Since the Order for Relief Date, the Company has managed its affairs and remained in possession of its assets as a debtor in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAMORPHIX, INC.

Date:	October 22, 2010	By:	/s/ Edwin C. Quattlebaum
Edwin C. Quattlebaum,
President and Chief Executive Officer